                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant [_]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               Isomet Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
     -------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     -------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
     -------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     -------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     -------------------------------------------------------------------------
     (3) Filing Party:
     -------------------------------------------------------------------------
     (4) Date Filed:
     -------------------------------------------------------------------------
Notes:
Reg. (S) 240.14a-101.
SEC 1913 (3-99)

                               ISOMET CORPORATION
                              5263 Port Royal Road
                              Springfield, VA 22151


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held On May 30, 2002

NOTICE IS HEREBY GIVEN THAT, the Annual Meeting of Stockholders of Isomet Corporation, a New Jersey Corporation (the "Corporation"), will be held at the principal office of the Corporation, 5263 Port Royal Road, Springfield, Virginia, on Thursday, May 30, 2002, at 10:30 a.m., Eastern Time, for the following purposes:

     1. To elect five (5) directors of the Corporation to serve for the term of one (1) year or until their respective successors have been elected and qualified; and

     2. To transact such other business as may be properly brought before the meeting or any adjournment or adjournments thereof. Management is not aware of any such other business.

Only holders of record of shares of Common Stock of the Corporation at the close of business on April 21, 2002 will be entitled to notice of and to vote at the meeting or any adjournment thereof.

All stockholders of the Corporation are invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting of Stockholders in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, please complete, sign, date and return the enclosed Proxy in the envelope to which no postage need be affixed if mailed in the United States. Any stockholder who chooses to attend and vote in person has the power to revoke his proxy at any time before it is used by giving written notice of such revocation to the Secretary of the meeting.

                                            By Order of The Board of Directors

                                            Jerry W. Rayburn
                                            Secretary

May 3, 2002
Springfield, Virginia

                               ISOMET CORPORATION
                5263 Port Royal Road, Springfield, Virginia 22151

                                 PROXY STATEMENT
                         Annual Meeting of Stockholders
                                  May 30, 2002


The enclosed Proxy is being solicited by the Board of Directors of Isomet Corporation (the "Corporation") in connection with the Annual Meeting of Stockholders ("Annual Meeting") of the Corporation to be held at the principal office of the Corporation, 5263 Port Royal Road, Springfield, Virginia 22151, on Thursday, May 30, 2002, at 10:30 a.m., Eastern Time, and at any adjournment or adjournments thereof. Only record holders of shares of Common Stock, $1.00 par value ("Common Stock") of the Corporation at the close of business on April 21, 2002 will be entitled to notice of or to vote at the Annual Meeting or any adjournments of such meeting. On that date there were 1,978,090 shares of Common Stock outstanding and entitled to vote at the meeting.

Any stockholder who executes and returns the enclosed form of proxy may revoke it at any time before it is voted by (i) submitting a duly executed proxy bearing a later date; (ii) giving written notice to the Secretary of the Corporation (Jerry W. Rayburn, Executive Vice President Finance and Secretary, Isomet Corporation, 5263 Port Royal Road, Springfield, Virginia 22151) or; (iii) by voting in person at the meeting. Unless so revoked, the shares represented by the proxy will be voted in accordance with the instructions specified therein at the Annual Meeting, if the proxy is properly executed and is received in time for voting. If no instructions are specified, in a properly executed proxy, the shares represented by the Proxy will be voted FOR all of the matters described herein.

All expenses attributable to this solicitation will be borne by the Corporation. Further solicitation of Proxies may be made by telephone or in person by officers, directors and regular employees of the Corporation without additional compensation.

The Corporation's Annual Report for the fiscal year ended December 31, 2001, is transmitted herewith. None of the statements or information in said Annual Report is intended or shall be construed to be part of the proxy soliciting material of the Corporation.

The approximate mailing date of the Proxy Statement and accompanying Proxy is May 3, 2002.

                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

Stockholders are entitled to one vote for each share of Common Stock. However, in the election of directors, a stockholder has the right to cumulate his shares by giving one candidate as many votes as shall equal the number of directors to be elected, multiplied by the total number of shares or to distribute them, on the same principle, among any number of candidates as the stockholder wishes. There are no prerequisites to the exercise of these cumulative voting rights. Directors are elected by a plurality of votes cast. The five persons who receive the greatest number of votes of the holders of Common Stock represented in person or by proxy at the Annual Meeting will be elected directors of the Corporation. Persons named as proxies intend to cast votes equally among the five nominees for directors, but they reserve the right to cumulate and cast votes for less than all nominees or to distribute the votes among nominees at their discretion.

The holders of forty percent (40%) of the common stock entitled to vote at the Annual Meeting, present in person or by proxy, shall constitute a quorum for purposes of the Annual Meeting. Abstentions are counted for purposes of establishing a quorum, but will have no affect on the outcome of the vote to elect directors. Under rules applicable to broker-dealers, the election of directors is considered a "discretionary" item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions and accordingly, there will be no "broker non-votes" with respect to the election of directors.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK
                   BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 21, 2002, the number of shares and percentage of outstanding Common Stock owned by (i) each person or entity known to the Corporation to be the beneficial owner of more than 5% of the Corporation's outstanding Common Stock, (ii) each director and director nominee who owns Common Stock and (iii) all directors and officers of the Corporation as a group. The address for the directors and officers is the same as the Corporation's address unless otherwise indicated.



                                                                Common Stock
                                            Amount and Nature of
Name of Beneficial Owner                    Beneficial Ownership1        Percent of Class2
                                            ----------------------------------------------

Leon Bademian                                     10,000/3/                    .50
Director and Nominee

Jerry W. Rayburn                                  25,000/4/                   1.26
Officer, Director and Nominee

Lee R. Marks                                       5,666/5/                    .29
Director

Thomas P. Meloy                                  131,103                      6.63
Director and Nominee
413 Jefferson Street
Morgantown, WV  26505

Wilson G. Saville II                              4,744/6/                     .24
Barrett & Company
The Wilcox Building
42 Weybosset Street
Providence, RI  02903
Director Nominee

Henry Zenzie                                    616,838/7/                   30.95
Officer, Director and Nominee

Robert Bonner                                    13,500/8/                     .68
Officer

Frank Hamby                                      11,100/8/                     .56
Officer

Delmar Rader                                     16,000/8/                     .81
Officer

Kern Capital Management, LLC                     123,300                      6.23
114 West 47th Street
Suite 1926
New York, NY  10036

All Directors and Officers as a Group            843,719                     41.48
(10 Persons)

(1) Unless otherwise indicated, each person has sole voting and investment power with respect to the shares beneficially owned.

(2) Calculated on the basis of 1,978,090 shares of Common Stock outstanding at April 21, 2002, plus in the case of the individual option holder, additional shares of Common Stock deemed to be outstanding because such shares may be acquired within sixty (60) days of that date through the exercise of outstanding options.

(3) Includes 5,000 shares that Mr. Bademian has an option to acquire within sixty (60) days of April 21, 2002.

(4) Includes 10,000 shares that Mr. Rayburn has an option to acquire within sixty (60) days of April 21, 2002.

(5) Includes 3,333 shares that Mr. Marks who is not a Nominee for reelection, has an option to acquire within sixty (60) days of April 21, 2002.

(6) Includes 600 shares held in a custodial account for the benefit of a minor child for which Mr. Saville disclaims beneficial ownership.

(7) Includes 15,000 shares that Mr. Zenzie has an option to acquire within sixty (60) days of April 21, 2002 and 93,060 shares as to which Mr. Zenzie, as Nominee under certain Nominee and Option Agreements dated as of March 9, 1993, shares investment power for a maximum term of ten (10) years, but also holds no voting powers hereto. Pursuant to these agreements, Mr. Zenzie also has an option to immediately acquire 18,612 of such shares.

(8) Includes 5,000 shares that each of these officers has an option to acquire within sixty (60) days of April 21, 2002.



                              ELECTION OF DIRECTORS
                                  (Proposal 1)

At the Annual Meeting of Stockholders five (5) directors are to be elected to serve as a member of the Board of Directors until the next Annual Meeting or until their respective successors are elected and qualified. Should the nominees be unable to serve or refuse to serve as directors (an event that Management does not anticipate), proxies solicited hereunder will be voted for substituted nominees.

The enclosed proxy provides a means for a stockholder to vote for one or more of the proposed nominees or to withhold authority to vote for all such proposed nominees. Each properly executed proxy received in time for the meeting will be voted as specified herein. If a stockholder executes and returns a proxy, but does not specify otherwise, the shares represented by such stockholder's proxy will be voted FOR each of the proposed nominees listed therein or should any one or more of such proposed nominees become unavailable, for another nominee or other nominees to be selected by the Board of Directors.

THE CORPORATION'S BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEES IDENTIFIED BELOW.

Identification of Directors and Nominees for Directors:

The following table sets forth certain information regarding each director and nominee.


                                            Position With The
Nominee                    Age              Corporation                         Director Since
-------                    ---              ------------------                  --------------
Leon Bademian              70               Director of Technology and              1981
                                            Development

Thomas P. Meloy            76               Director                                1977

Jerry W. Rayburn           61               Executive Vice President                1977
                                            Finance, Treasurer, Secretary
                                            and Director

Wilson G. Saville II       44               Director Nominee

Henry Zenzie               72               President and Director                  1968



Business Experience:
--------------------

The principal occupation of each director and nominee for the last five years and directorships held by each such person is as follows:

Leon Bademian is Director of Technology and Development for the Corporation. Previously, Mr. Bademian was Executive Vice President, Operations and Technical Director for the Corporation.

Thomas P. Meloy, PhD is Benedum Professor, West Virginia University.

Jerry W. Rayburn is Executive Vice President, Finance, Treasurer and Secretary of the Corporation.

Wilson G. Saville II is Vice President and Managing Director of Barrett & Company, Providence, Rhode Island.

Henry Zenzie is President of the Corporation. He is also a private investor in Henry Zenzie & Company, Princeton, New Jersey. Prior to joining the Corporation as President in 1981, Mr. Zenzie was Senior Vice President of Prescott, Ball and Turben, New York, New York from 1978.

                              Family Relationships

Henry H. Zenzie, Vice President, is the son of Henry Zenzie, President and Director.

                 Certain Relationships and Related Transactions

The law firm of Greenberg Traurig, LLP, of which Lee R. Marks, a Director of the Corporation, is a member, received fees in the fiscal year ended 2001 for legal services rendered to the Corporation. Mr. Marks is not a Nominee for Director under Proposal 1 of this Proxy Statement. It is anticipated that Greenberg Traurig, LLP will continue to provide legal services to the Corporation, to be billed at the law firms usual hourly rates in 2002.

                Meetings and Committees of the Board of Directors

The Board of Directors held four meetings in the fiscal year ended December 31, 2001. Mr. Marks did not attend one of the meetings.

The Board of Directors does not have standing nominating or compensation committees. The Board of Directors has an Audit Committee consisting of Lee R. Marks, Thomas P. Meloy and Jerry W. Rayburn. The Audit Committee assists the Board of Directors in fulfilling its responsibilities to oversee management's conduct of the Corporation's financial reporting process, reviews the scope and results of the audit performed by the Corporation's independent auditors and reviews regulatory examination reports. On June 1, 2000, the Audit Committee adopted an Audit Committee Charter, a copy of which is attached as Appendix A to the Corporation's Proxy Statement filed with the SEC on April 27,
----------
2001. The Audit Committee met one time during the fiscal year ended December 31, 2001.

                          Report of the Audit Committee

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation's accounting function and internal controls. Management is responsible for the Corporation's internal controls and financial reporting process. The Corporation's independent auditors are responsible for performing an independent audit of the Corporation's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon.

The Audit Committee is composed of directors, a majority of whom are independent as defined by the National Association of Securities Dealers. The Audit Committee is governed by an Audit committee charter which specifies, among other things, the scope of the committee's responsibilities and how those responsibilities are to be performed. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as the company's independent auditors.

The Audit Committee has reviewed and discussed the audited financial statements with management. In addition, in compliance with applicable provisions of the Audit Committee Charter, the Audit Committee has discussed with the Corporation's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 "Communication with Audit Committees." The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors' their independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation's Annual Report to Stockholders, which financial statements were incorporated into the Corporation's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the selection of Aronson & Company (formerly Aronson, Fetridge & Weigle), Certified Public Accountants, as the Company's independent auditors for the fiscal year ended December 31, 2002.

                                        Respectfully submitted,


                                        Lee R. Marks
                                        Thomas P. Meloy
                                        Jerry W. Rayburn

                            OTHER EXECUTIVE OFFICERS

Set forth below is information concerning the executive officers of the Corporation who do not serve on the Board of Directors.


         Name                               Age               Position with the Corporation
         ----                               ---               -----------------------------
         Robert G. Bonner (1)               54                Vice President Components Manufacturing

         Frank V. Hamby (1)                 64                Vice President Systems Manufacturing

         Delmar R. Rader (1)                65                Vice President Product Engineering

         Everett E. Taylor (2)              58                Vice President Sales and Marketing

         Henry H. Zenzie (3)                40                Vice President

         ---------------------------------

(1)  These officers have held these positions for more than five (5) years.

(2) Mr. Taylor was elected Vice President Sales and Marketing in May, 2000. Prior thereto, Mr. Taylor was Director, Sales and Marketing for the Corporation.

(3)  Mr. Zenzie was elected Vice President in December, 2000. Prior thereto
     Mr. Zenzie was Director of Research and Senior Laser Physicist for Palomar Medical Technologies, Inc. in Burlington, Massachusetts.

                             EXECUTIVE COMPENSATION

(a) The following information is furnished with respect to the President of the Corporation and the other five (5) Executive Officers of the Corporation whose total annual salary and bonus during the fiscal year ended
     December 31, 2001 exceeded $100,000 (collectively the "Named Executive Officers").

(b)  Summary Compensation Table


                                                                                Long Term Compensation
                                                                  ----------------------------------------------------
                                    Annual Compensation                       Awards               Payouts
                            ------------------------------------------------------------------------------------------
(a)                 (b)     (c)         (d)        (e)            (f)              (g)             (h)       (l)

Name and                                           Other Annual     Restricted       Securities     LTIP       All
Principal Position                        Bonus    Compensation        Stock         Underlying    Payouts    Other
                     Year   Salary($)    ($)(1)       ($) (2)      Award(s) (#)       Options        ($)     Comp ($)

Henry Zenzie        2001      76,294        -0-           -0-          -0-               -0-          -0-       -0-
President           2000      76,294        -0-           -0-          -0-               -0-          -0-       -0-
                    1999      76,294        -0-           -0-          -0-         15,000(3)          -0-       -0-

Jerry Rayburn       2001     136,011      2,720           -0-          -0-               -0-          -0-       -0-
Executive Vice      2000     133,698      2,674           -0-          -0-               -0-          -0-       -0-
President of        1999     130,998      2,620       $25,000          -0-                            -0-       -0-
Finance and                                                                        15,000(3)
Treasurer

Leon Bademian       2001     103,813      2,076           -0-          -0-               -0-          -0-       -0-
Director of         2000     103,813      2,076           -0-          -0-               -0-          -0-       -0-
Technology &        1999     123,769      2,475       $20,000          -0-         15,000(3)          -0-       -0-
Development



Robert Bonner       2001     100,672      2,013           -0-          -0-               -0-          -0-       -0-
Vice President,
Components Mfg

Frank Hamby         2001     100,672      2,013           -0-          -0-               -0-          -0-       -0-
Vice President,
Systems Mfg

Delmar Rader        2001     100,672      2,013           -0-          -0-               -0-          -0-       -0-
Vice President,
Product Engineering

-----------------------------------

(1)  These amounts represent Corporation's annual contribution to 401(k) plan.
(2) These amounts represent loans from the Corporation which were converted to compensation.
(3)  Represents options to acquire shares of common stock.

                   (c) Option Grants/SAR's in Last Fiscal Year

The Corporation did not make any individual grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2001. The Corporation has no employee benefit plan or other arrangement that provides for the insurance of SAR's.


               (d) Aggregated Option Exercises in Last Fiscal Year
                     and Fiscal Year End Option Value Table


(a)                   (b)                  (c)                   (d)                        (e)
                                                                   Number of Securities       Value of Unexercised
                                                                  Underlying Unexercised     In-the-Money Options at
                                                                   Options at FY-End (#)          FY-End($)(1)
                      Shares Acquired
Name                   on Exercise (#)     Value Realized ($)    Exercisable/Unexercisable  Exercisable/Unexercisable
----------------------------------------------------------------------------------------------------------------------
Henry Zenzie                    -0-                   -0-                15,000/-0-                21,750(2)/-0-
Jerry W. Rayburn                -0-                   -0-              10,000/5,000         14,500 (2)/7,250 (2)
Leon Bademian                   -0-                   -0-               5,000/5,000              7,250/7,250 (2)
Robert Bonner                 5,000               156,250               5,000/5,000          7,250 (2)/7,250 (2)
Frank Hamby                     -0-                   -0-               5,000/5,000              7,250/7,250 (2)
Delmar R. Rader               5,000               160,600               5,000/5,000          7,250 (2)/7,250 (2)


(1) Closing price on December 31, 2001 was above the exercise price for exercisable option shares.

(2) December 31, 2001 closing stock price was $3.45 per share. Option price is $2.00 per share.

(e)  Long-Term Incentive Plans - Awards in Last Fiscal Year

     None.  The Corporation does not maintain any long-term incentive plan.

(f)  Compensation of Directors

     The Corporation does not pay director's fees.

(g) Employment Contracts and Termination of Employment and Change-in-Control Arrangements

     Termination of Employment Arrangement: Effective as of June 1, 1994, the Corporation entered into a severance agreement with Jerry W. Rayburn. The terms of the severance agreement provides that in the event the Corporation terminates the executive's employment with the Corporation for any reason, the executive shall be entitled to receive severance pay equal to twelve months compensation based upon his annual base salary only (i.e. exclusive of any bonus or other compensation), but in no event shall the severance pay be less than the total amount of $123,573, his annual base salary in effect as of the effective date of the severance agreement. Based upon the foregoing, the executive will not be entitled to severance pay in the event he voluntarily terminates his employment with the Corporation (which by way of illustration, but not limitation, includes death, disability, retirement or resignation). The severance agreement provides that the severance pay shall be paid in twelve equal monthly installments commencing one month after the Corporation terminates the executive's employment with the Corporation, provided however, that the Corporation can within it's sole discretion prepay all or any part of such severance pay. The severance agreement also contains covenants restricting the executive from engaging in competing businesses or certain conduct with the Corporation's vendors; requiring the executive to return all Corporation owned materials and equipment, prohibiting the disclosure of confidential information of the Corporation; and requiring the executive to assist the Corporation in acquiring intellectual property rights in any invention the executive may have made or conceived while employed by the Corporation. The severance agreement also provides for injunctive relief as well as other remedies for breach.

     Employee Contract: The Corporation has no other employment contracts with its named executive officers, other than standard employment agreements relating to non-compete, non-disclosure, etc. provisions, which are executed by the Corporation's employees generally.

(h)  Report on Repricing of Options

     None. The Corporation did not adjust or amend the exercise price of stock options previously awarded to any of the named executive officers during the last fiscal year.


                    BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") requires the Corporation's directors, officers and persons who own more than ten percent of the Common Stock of the Corporation, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of the Common Stock.

Directors, officers and greater then ten percent holders are required by the SEC regulation to furnish the Corporation with copies of all Section 16(a) reports they file. To the Corporation's knowledge, except as noted below, based solely on review of the copies of the above mentioned reports furnished to the Corporation and written representations regarding all reportable transactions, during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its directors and officers and greater than ten percent beneficial owners were complied with on time. Henry H. Zenzie, a Vice President of the Corporation did not timely file a required Form 5 for the fiscal year ended December 31, 2001, but has since filed such report.

General

The Board of Directors has responsibility for selecting its independent auditors and engaged the firm of Aronson & Company (formerly Aronson, Fetridge & Weigle), Certified Public Accountants, for the current calendar year. The Corporation has requested that a representative of Aronson & Company be present at the Annual Meeting of Stockholders with the opportunity to make a statement, if he desires to do so and is expected to be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for professional services by Aronson & Company, Certified Public Accountants, in connection with the audit of the annual financial statement for the most recent fiscal year and the reviews of the financial statements included in the Corporation's filings with the Securities and Exchange Commission were $77,998. Such fees included normal tax preparation services which did not exceed $8,000.

Financial Information Systems Design and Implementation Fees

Aggregate fees billed for professional services by Aronson, Fetridge & Weigle, Certified Public Accountants, in connection with professional services involving financial information systems implementation were $-0- for the year ended December 31, 2001.

All Other Fees

Other than as described above, no other fees were billed to the Corporation for the year ended December 31, 2001 by Aronson & Company, Certified Public Accountants.

                  STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Any stockholders wishing to submit a proposal for action at the 2003 Annual Meeting of Stockholders, pursuant to and in accordance with the requirement of Rule 14a-8 of the Exchange Act, must present the proposal in writing to the Corporation no later than January 3, 2003.

                                  OTHER MATTERS

At the date of this Proxy Statement the Corporation does not know of any business to be presented for consideration at the Annual Meeting other than stated in the Notice of such meeting. It is intended, however, that the persons authorized under management proxies may, in the absence of instruction to the contrary, vote or act in accordance with their best judgment with respect to any other proposal presented for action at such meeting.

                             REPORTS TO STOCKHOLDERS

A copy of the Corporation's Annual Report on Form 10-KSB for the year ended December 31, 2001, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, may be obtained without charge by sending a written request therefor to Jerry W. Rayburn, Executive Vice President, Finance, Isomet Corporation, 5263 Port Royal Road, Springfield, Virginia 22151.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Jerry W. Rayburn
                                            Secretary

May 3, 2002
Springfield,Virginia

PROXY

                               ISOMET CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Lee R. Marks and Jerry W. Rayburn as Proxies, with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated hereon all the shares of common stock of Isomet Corporation held on record by the undersigned on April 21, 2002, at the annual meeting of shareholders to be held on Thursday May 30, 2002, or any adjournment thereof.

                           (Continued on reverse side)



If no direction is made, this proxy will be voted FOR proposals 1 and 2.                Please mark your
                                                                                        votes as indicated           [ X ]
                                                                                        in this example.


1.  ELECTION OF DIRECTORS        Leon Bademian, Thomas P. Meloy, Jerry W. Rayburn Wilson G. Saville II and
                                 Henry Zenzie

FOR all nominees   WITHHOLD      (INSTRUCTION: To withhold authority to vote for any individual nominee, write that
listed at right    AUTHORITY     nominee's name on the line provided below.)
(except as marked  to vote for
to the contrary)   all nominees
                   listed at
                   right         _____________________________________________________________________
   [  ]             [  ]
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
2.  In their discretion, the Proxies are                               PLEASE SIGN EXACTLY AS NAME APPEARS
authorized to vote upon such other                                     HEREON.
business as may properly come
before the meeting.                                                    ______________________________________

                                                                       ______________________________________
                                                                                     Signature

                                                                       Dated_____________________________, 2002

                                                                       When shares are held by tenants, both should
                                                                       sign. When signing as attorney, executor,
                                                                       administrator, trustee or guardian, please
                                                                       give full title as such. If a corporation name,
                                                                       by President or other authorized officer. If a
                                                                       partnership, please sign in partnership name by
                                                                       authorized person.


                                                                       --------------------------------------
                                                                               Signature if held jointly


                                                                       Dated_____________________________, 2002
                                                                       PLEASE SIGN, DATE AND RETURN THE
                                                                       PROXY CARD PROMPTLY USING THE
                                                                       ENCLOSED ENVELOPE.
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